UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2013 (April 23, 2013)

CYS Investments, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

890 Winter Street, Suite 200

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

(Registrant’s telephone number, including area code): (617) 639-0440

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders

On April 29, 2013, CYS Investments, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate 9,200,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of Series B Preferred Stock, with the powers, designations, preferences and other rights as set forth therein. The Articles Supplementary became effective upon filing on April 29, 2013.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends at the rate of 7.50% of the $25.00 liquidation preference (equivalent to $1.875 per annum per share) on the Series B Preferred Stock, in arrears, on the 15th day of January, April, July and October of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) from and including April 30, 2013, the date of original issuance.

The Series B Preferred Stock is not redeemable by the Company prior to April 30, 2018, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after April 30, 2018, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series B Preferred Stock, in whole or in part, within 120 days after the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series B Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series B Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series B Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series B Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series B Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of our common stock per share of Series B Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series B Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series B Preferred Stock generally have no voting rights.

A copy of the Articles Supplementary and form of Series B Preferred Stock Certificate are filed as Exhibits 3.1 and 4.1, respectively, to this Report, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth above under Item 3.01 of this report is hereby incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

On April 23, 2013, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as the representatives of the several underwriters named on Schedule I to the Underwriting Agreement (the “Underwriters”), relating to the issuance and sale of 8,000,000 shares of the Company’s preferred stock, par value $0.01 per share, designated Series B Preferred Stock, at a public offering price of $25.00 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option for 30 days to purchase up to 1,200,000 additional shares of Series B Preferred Stock on the same terms and conditions. The closing of the offering, which is subject to customary closing conditions, is expected to occur on April 30, 2013.

The shares of Series B Preferred Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-174163), which became effective upon filing with the Securities and Exchange Commission on May 13, 2011.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated April 23, 2013, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Venable LLP and Hunton & Williams LLP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 23, 2013, by and among CYS Investments, Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC

3.1	Articles Supplementary of 7.50% Series B Cumulative Redeemable Preferred Stock

4.1	Specimen of 7.50% Series B Cumulative Redeemable Preferred Stock Certificate

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Date: April 29, 2013	By:	/s/ Thomas A. Rosenbloom
Thomas A. Rosenbloom
Executive Vice President of Business Development, General Counsel and Secretary

INDEX TO EHXIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 23, 2013, by and among CYS Investments, Inc., Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC

3.1	Articles Supplementary of 7.50% Series B Cumulative Redeemable Preferred Stock

4.1	Specimen of 7.50% Series B Cumulative Redeemable Preferred Stock Certificate

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Hunton & Williams LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)